UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 8, 2010
Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
2201 Landmeier Road, Elk Grove Village, Illinois 60007
(Address of principal executive offices) (Zip Code)
(847) 956-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     As discussed in its January 11, 2010 press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, on Friday, January 8, 2010, SigmaTron International, Inc. (the “Company”) entered into a Credit Agreement (the “Agreement”) with Wells Fargo HSBC Trade Bank, National Association (“Wells Fargo”), pursuant to which Agreement Wells Fargo has agreed to provide the Company with a revolving credit facility of up to $25,000,000 (the “Facility”). A copy of the Agreement is attached hereto as Exhibit 10.1 and is filed herewith and incorporated herein by reference.
     The Agreement replaces the Loan and Security Agreement originally dated August 25, 1999 between the Company and LaSalle Bank National Association (n/k/a Bank of America, N.A.) (the “Prior Lender”), and all amendments thereto (the “Prior Agreement”), which Prior Agreement was terminated in conjunction with the entry into the Agreement. The Facility replaces the Company’s prior revolving credit facility with the Prior Lender, which was set to expire on September 30, 2010 (the “Prior Facility”). Wells Fargo’s obligations to make the Facility available to the Company extend until January 8, 2012. A revolving line of credit note was issued to Wells Fargo by the Company on January 8, 2010 (the “Facility Note”), which Facility Note provides that amounts borrowed by the Company under the Facility will accrue interest at an adjustable rate as set forth in the Facility Note, and such borrowed amounts are due and payable in full on January 8, 2012. A copy of the Facility Note is attached hereto as Exhibit 10.2 and is filed herewith and incorporated herein by reference. The initial proceeds of the Facility were used to pay-off the Prior Facility as well as the amounts owed by the Company to the Prior Lender pursuant to the term loan provided for in the Prior Agreement (the “Prior Term Loan”), and to provide the Company with working capital. All of the Company’s repayment obligations related to amounts borrowed under the Facility and the Second Term Loan (as defined below) are secured by first priority security interests granted to Wells Fargo in the Company’s accounts receivable and other rights to payment, general intangibles and inventory located in the United States.
     Under the Agreement, Wells Fargo issued the Company a term loan in the initial principal amount of $2,500,000 (the “First Term Loan”), which First Term Loan is secured by a first priority mortgage on and assignment of rents and leases from the real property owned by the Company and located at 2201 Landmeier Road, Elk Grove Village, IL (the “Property”). A promissory note related to the First Term Loan was issued to Wells Fargo by the Company on January 8, 2010 (the “Mortgage Note”), which Mortgage Note provides that the principal of the First Term Loan bears interest at a fixed rate of 6.42% per annum and is due and payable on January 8, 2015. A copy of the Mortgage Note is attached hereto as Exhibit 10.3 and is filed herewith and incorporated herein by reference. The proceeds of the First Term Loan were used by the Company to repay the amounts due and payable to the Prior Lender and evidenced by that certain Amended and Restated Mortgage Note between the Company and LaSalle Bank National Association dated April 30, 2008 (the “Prior Mortgage Note”).
     Wells Fargo has also agreed to make a second term loan of up to an additional $2,000,000 to the Company to provide the Company with working capital and to be used for other business purposes (the “Second Term Loan”). Subject to satisfying the borrowing conditions set forth in the Agreement, the Second Term Loan will be made on or before January 8, 2011 at the Company’s request. The Second Term Loan will accrue interest at an adjustable rate, the calculation of which will be based upon the rate per annum quoted by Wells Fargo Bank offered for U.S. dollar deposits on the London Inter-Bank Market.
     The Company has agreed to pay quarterly an unused commitment fee of three-tenths of one percent (0.30%) per annum of the average daily unused amount of both the Facility and the Second Term Loan. Under the Agreement, the Company has made certain other affirmative and negative covenants, customary in this type of transaction, including a covenant to pledge a portion of the Company’s equity interests in its subsidiary companies and covenants not to make capital expenditures in excess of $3,500,000 in any year and not to incur new indebtedness, other than related to equipment leases, without Wells Fargo’s prior approval.
     Other than in respect of the Agreement, the Facility Note and the Mortgage Note, there is no material relationship between the Company and Wells Fargo.
ITEM 1.02. Termination of a Material Definitive Agreement.
     On January 8, 2010, the Prior Agreement and the Prior Mortgage Note (each as defined above) were terminated by the Company. Copies of the Prior Agreement, including amendments to date, were incorporated by reference into the Company’s Annual Report on Form 10-K for the period ended April 30, 2009, and a copy of the Prior Mortgage Note was filed with the Company’s Annual Report on Form 10-K for the period ended April 30, 2008, and all such copies are incorporated herein by reference.
     Other than in respect of the Prior Agreement and the Prior Mortgage Note and any ancillary documents related thereto, there is no material relationship between the Prior Lender and the Company. The material circumstances surrounding the termination of the Prior Agreement and the Prior Note are included under Item 1.01 above, and are incorporated under this Item 1.02 by reference. The Company did not incur any material early termination penalties in connection with the termination of the Prior Agreement or the Prior Mortgage Note.
ITEM 8.01. Termination of a Material Definitive Agreement.
     On January 11, 2010, the Company issued a press release announcing that the Company had entered into the Agreement with Wells Fargo. A copy of that press release is attached hereto as Exhibit 99.1 and is filed herewith and incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

Exhibit 10.1	Credit Agreement between SigmaTron International, Inc. and Wells Fargo HSBC Trade Bank, National Association, dated January 8, 2010.

Exhibit No.	Description

Exhibit 10.2	Revolving Line of Credit Note issued by SigmaTron International, Inc. to Wells Fargo HSBC Trade Bank, National Association, dated January 8, 2010.

Exhibit 10.3	Promissory Note issued by SigmaTron International, Inc. to Wells Fargo HSBC Trade Bank, National Association, dated January 8, 2010.

Exhibit 99.1	SigmaTron International, Inc. press release dated January 11, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.
Date: January 14, 2010	By:	/s/ Linda K. Frauendorfer
		Name:	Linda K. Frauendorfer
		Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Credit Agreement between SigmaTron International, Inc. and Wells Fargo HSBC Trade Bank, National Association, dated January 8, 2010.

Exhibit 10.2	Revolving Line of Credit Note issued by SigmaTron International, Inc. to Wells Fargo HSBC Trade Bank, National Association, dated January 8, 2010.

Exhibit 10.3	Promissory Note issued by SigmaTron International, Inc. to Wells Fargo HSBC Trade Bank, National Association, dated January 8, 2010.

Exhibit 99.1	SigmaTron International, Inc. press release dated January 11, 2010.